Second Quarter 2015 Results January 29, 2015 SOLID PORTFOLIO. SOLID FUTURE. Exhibit 99.2

2 Cautionary Statement This presentation contains certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 . Such forward - looking statements involve known and unknown risks, uncertainties, and other factors that could cause actual results to differ materially from the projections and estimates contained herein and include, but are not limited to : the production estimates from the operators of the Company’s properties ; the ramp - up of the Mount Milligan mine ; construction progress at the Phoenix Gold project ; anticipated growth in the volume of metals subject to the Company’s royalty interests ; and statements or estimates regarding projected steady, increasing or decreasing production ; and estimates of timing of commencement of production from operators of properties where we have royalty interests, including operator estimates . Factors that could cause actual results to differ materially from these forward-looking statements include, among others : the risks inherent in construction, development and operation of mining properties, including those specific to a new mine being developed and operated by a base metals company ; changes in gold, silver, copper, nickel and other metals prices ; performance of and production at the Company’s royalty properties ; decisions and activities of the Company’s management ; unexpected operating costs ; decisions and activities of the operators of the Company’s royalty and stream properties ; changes in operators’ mining and processing techniques or royalty calculation methodologies ; resolution of regulatory and legal proceedings (including with Vale regarding Voisey’s Bay) ; unanticipated grade, geological, metallurgical, environmental, processing or other problems at the properties ; inaccuracies in technical reports and reserve estimates ; revisions by operators of reserves, mineralization or production estimates ; changes in project parameters as plans of the operators are refined ; the results of current or planned exploration activities ; discontinuance of exploration activities by operators ; economic and market conditions ; operations on lands subject to First Nations or Native American jurisdiction in Canada and the United States ; the ability of operators to bring non-producing and not yet in development projects into production and operate in accordance with feasibility studies ; challenges to the Company’s royalty interests, or title and other defects in the Company’s royalty properties ; errors or disputes in calculating royalty payments, or payments not made in accordance with royalty agreements ; future financial needs of the Company ; the impact of future acquisitions and royalty and streaming financing transactions ; adverse changes in applicable laws and regulations ; litigation ; and risks associated with conducting business in foreign countries, including application of foreign laws to contract and other disputes, environmental laws, enforcement and uncertain political and economic environments . These risks and other factors are discussed in more detail in the Company’s public filings with the Securities and Exchange Commission . Statements made herein are as of the date hereof and should not be relied upon as of any subsequent date . The Company’s past performance is not necessarily indicative of its future performance . The Company disclaims any obligation to update any forward-looking statements . Endnotes located on page 13 . January 29, 2015

Today’s Speakers January 29, 2015 3 Tony Jensen President and CEO Bill Heissenbuttel VP Corporate Development & Operations Stefan Wenger CFO and Treasurer

Financial Results compared to prior year quarter: Revenue of $61.3 million, up 16% » Streaming revenue of $17.3 million » Royalty revenue of $44.0 million Adjusted EBITDA 1 of $48.0 million, up 5% $ 13.7 million in dividends paid, up 5% Operating Results: Gold Equivalent Ounces (GEO’s) up 23% on a gross basis (net GEO’s up 13%) Strong performance at Mount Milligan and Cortez Key Developments since January 1: Mount Milligan’s first five years ’ annual gold production estimates up 9% to 285koz per year Peak Gold Joint Venture formed Second Quarter 2015 Highlights 4 January 29, 2015

Calendar year 2014 production of 178 koz of payable gold Daily mill throughput averaging 48 . 5 k tonnes per day ( 80% ) in late December Strong 2015 expected unit cash costs of $ 0 . 60 - $ 0 . 85 / lb copper, by - product basis Calendar year 2015 guidance of 220 koz to 240 koz payable gold production 5 Growth January 29, 2015 0 50 100 150 200 250 CQ4 '13 CQ1 '14 CQ2 '14 CQ3 '14 CQ4 '14 Mt. Milligan reported payable production Production subject to RGLD stream (payable production *.5225) RGLD gold received to date Cumulative Gold Ounces (000’s) Mount Milligan Ramp - Up Gold in the system ~50k

6 Growth As of mid - December 2014: » Over half of the project has been completed » Stockpiling of mineralized material from underground stopes underway » 45% of lateral and vertical development complete » C$299 million of total capital spent with ~C$85 million remaining » Projected mid - 2015 start - up targeted Rubicon Minerals’ photo of Phoenix Project, Summer 2014 January 29, 2015 Rubicon Minerals’ photo of SAG and Ball mill, December 2014 Phoenix Project Construction

Gold Equivalent Ounce Waterfall 7 Gold Equivalent Ounces (GEO’s) January 29, 2015 Includes Mount Milligan GEO’s net of our stream payment 25,000 30,000 35,000 40,000 45,000 50,000 Net GEO’s Q1FY15 vs Q2 FY15 25,000 30,000 35,000 40,000 45,000 50,000 Net GEO’s Q2FY14 vs Q2FY15 Gold Equivalent Ounces (GEO’s)

8 Financial Overview January 29, 2015 Financial Results compared to prior year quarter: Revenue of $61.3 million, up 16% DD&A rate of $397/ oz for the quarter, down 28% Effective tax rate of 22% EPS of ($0.10) per share » Non - cash charges related to Wolverine royalty of ($0.33) per share » Absent this adjustment, EPS would have been $0.23 per share and tax rate would have been 26%

Capital to invest… Over $950 million uncommitted at a time when royalty/stream financing is needed • Includes current commitments outstanding for Goldrush ($ 6 M), Phoenix Gold ($12.8M), Ilovitza ($7.5M) and Peak Gold ($5M) • Conditional commitments for Ilovitza ($ 167.5M) and Peak Gold ($25M) are in the dotted lines $US millions $450M Undrawn Credit $ 1,185.0 Working capital & undrawn credit at 12 - 31 - 14 - $7.5 Ilovitza initial payment - $6.0 Goldrush - $12.8 Phoenix Gold remaining payments - $5.0 Peak Gold J oint Venture payment $ 1,154.0 Estimated liquidity balance before conditional commitments - $ 167.5 Ilovitza 2nd payment and construction payments - $ 25.0 Peak Gold Joint Venture payment $961.2 Estimated l iquidity b alance inclusive of conditional commitments Net of future commitments ($m) Current commitments Conditional commitments $0 $500 $1,000 $1,500 Liquidity at 12/31/2014 Debt and Commitments LTM Operating Cash Flow $ 160M $370M converts due 2019 * $ 734M Working Capita l Opportunity January 29, 2015 $450M Revolver 9

$0 $100 $200 $300 $400 $500 $600 $700 $800 $900 0% 10% 20% 30% 40% 50% 60% 70% 80% 90% Net Book Value in Millions Quality Portfolio Gross Margin, 9 months ended Sept 30, 2014 1 Average gross margin of 55% Gross Margin and Carrying Value Amongst Operating Properties 10 January 29, 2015

11 What Makes Royal Gold Unique January 29, 2015 Growth Quality Opportunity

Endnotes SOLID PORTFOLIO. SOLID FUTURE.

Many of the matters in these endnotes and the accompanying slides constitute forward looking statements and are subject to numerous risks, which could cause actual results to differ . See complete Cautionary Statement on page 2 . Endnotes PAGE 4 SECOND QUARTER RESULTS 1 . The Company defines Adjusted EBITDA, a non - GAAP financial measure, as net income plus depreciation, depletion and amortization, non - cash charges, income tax expense, interest and other expense, and any impairment of mining assets, less non - controlling interests in operating income of consolidated subsidiaries, interest and other income, and any royalty portfolio restructuring gains or losses (see Schedule A) . PAGE 10 QUALITY PORTFOLIO 1. Gross margin calculated by subtracting the operators’ reported operating cost per unit of production from the relevant metals’ average price per unit during the first three calendar quarters of 2014 . Only operators reporting operating costs are included . 13 January 29, 2015

Property Portfolio

1660 Wynkoop Street Denver, CO 80202 - 1132 303.573.1660 info @royalgold.com www.royalgold.com SOLID PORTFOLIO. SOLID FUTURE.